UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2004


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-19437                   11-2962080
          --------                      -------                   ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)                File No.)             Identification No.)


20 East Sunrise Highway, Suite 200, Valley Stream, New York              11581
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (516) 887-0700


            2815 Second Avenue, Suite 100, Seattle, Washington 98121
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departures of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         Bruce R. York, the former Vice President, Chief Financial Officer and Secretary of Cellular Technical Services Company, Inc. (the "Company"), left the employ of the Company on September 15, 2004. A successor is expected to be appointed shortly.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 21, 2004

                               CELLULAR TECHNICAL SERVICES COMPANY, INC.


                               By: /s/ Stephen Katz
                                   ---------------------------------------------
                                   Name:  Stephen Katz
                                   Title: Chief Executive Officer